UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 22, 2004
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

     On June 16, 2004, The Ryland Group, Inc. (the “Registrant”) entered into a new $500 million unsecured revolving credit facility pursuant to a credit agreement dated as of June 16, 2004 by and among the Registrant, Bank One, N.A. and the other lenders party thereto (the “New Credit Agreement”). The New Credit Agreement is guaranteed by substantially all of the Registrant’s wholly-owned homebuilding subsidiaries (the “Guarantor Subsidiaries”). In order to maintain the relative ranking of the 8% Senior Notes Due 2006 (the “2006 Notes”), the 5-3/8% Senior Notes Due 2008 (the “2008 Notes”) and the 9-3/4% Senior Notes Due 2010 (together with the 2006 Notes and the 2008 Notes, the “Notes”) issued pursuant to that certain indenture by and between the Registrant and JPMorgan Chase Bank, National Association (successor in interest to Chemical Bank), as trustee, dated as of June 28, 1996 (the “Indenture”) and the indebtedness under the New Credit Agreement, the Registrant and the Guarantor Subsidiaries have entered into a First Supplemental Indenture, dated as of December 22, 2004 (the “Supplemental Indenture”), pursuant to which the Guarantor Subsidiaries have agreed to guarantee the Registrant’s obligations under the Notes fully and unconditionally on a senior and unsubordinated basis on the terms and conditions described in the Supplemental Indenture.

     The terms of the guarantees are included in the Supplemental Indenture, a copy of which has been filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

4.1	Indenture dated June 28, 1996, between the Registrant and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2	Form of 8% Senior Notes due 2006 (incorporated by reference to Form 8-K dated August 13, 2001).

4.3	Form of 5-3/8% Senior Notes due 2008 (incorporated by reference to Form 8-K dated May 29, 2003).

4.4	Form of 9-3/4% Senior Notes due 2010 (incorporated by reference to Form 8-K dated August 24, 2000).

4.5	First Supplemental Indenture dated as of December 22, 2004 by and among the Registrant, the Guarantor Subsidiaries and JPMorgan Chase Bank, National Association, as trustee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: December 22, 2004	By:	/s/ Timothy J. Geckle

Name: Timothy J. Geckle
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture dated June 28, 1996, between the Registrant and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2	Form of 8% Senior Notes due 2006 (incorporated by reference to Form 8-K dated August 13, 2001).

4.3	Form of 5-3/8% Senior Notes due 2008 (incorporated by reference to Form 8-K dated May 29, 2003).

4.4	Form of 9-3/4% Senior Notes due 2010 (incorporated by reference to Form 8-K dated August 24, 2000).

4.5	First Supplemental Indenture dated as of December 22, 2004 by and among the Registrant, the Guarantor Subsidiaries and JPMorgan Chase Bank, National Association, as trustee.